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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 1, 2014 in the Amendment No. 2 to the Registration Statement (Form S-1 No. 333-193000) and related Prospectus of The Michaels Companies, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

Dallas, TX
June 2, 2014

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm